Exhibit 32.2

SECTION 906 CERTIFICATION OF HAMON FRANCIS FYTTON

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Hamon Francis Fytton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Gold Entertainment Group, Inc. on Form 10-QSB for the quarter ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Gold Entertainment Group, Inc.

Prepared and Signed

December 21, 2004

By: /s/ Hamon Francis Fytton

Name: Hamon Francis Fytton

Title: Chief Financial Officer